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                                                                      Exhibit 23

[LETTERHEAD OF PARENTE . RANDOLPH
 ORLANDO & CAREY & ASSOCIATES]


                        CONSENT OF INDEPENDENT AUDITORS
                        ===============================

    We consent to the incorporation by reference in this Annual Report (Form 10-K) of Mid Penn Bancorp, Inc. of our report dated January 20, 1999, included in the 1998 Annual Report to Stockholders of Mid Penn Bancorp, Inc.


                              /s/ Parente, Randolph, Orlando, Carey & Associates


Wilkes-Barre, Pennsylvania
March 30, 1999